                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                   TO TENDER
              OUTSTANDING UNREGISTERED 6.25% SENIOR NOTES DUE 2013
                                       OF

                       CORRECTIONS CORPORATION OF AMERICA
                 PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS
                           DATED               , 2005

     As set forth in the Prospectus, dated          , 2005 (as the same may be
amended or supplemented from time to time, the "Prospectus"), of Corrections Corporation of America (the "Company") under the caption "Exchange
Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal to tender 6.25% Senior Notes Due 2013 of Corrections Corporation of America, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding unregistered 6.25% Senior Notes Due 2013 (the "Unregistered Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or
(iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
CITY TIME, ON           , 2005 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE
OFFER IS EXTENDED BY THE COMPANY.

                 The Exchange Agent for the Exchange Offer is:

                         U.S. BANK NATIONAL ASSOCIATION

             By Mail:                           By Hand:                        By Facsimile:
        U.S. Bank National           U.S. Bank National Association      (651) 495-8158 (for eligible
           Association                    60 Livingston Avenue                institutions only)
       60 Livingston Avenue                St. Paul, MN 55107               Confirm by Telephone:
        St. Paul, MN 55107           Attention: Specialized Finance             (800) 934-6802
  Attention: Specialized Finance             (800) 934-6802
          (800) 934-6802

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Unregistered Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 12:00 midnight, New York City time, on           , 2005, unless
extended by the Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

DESCRIPTION OF UNREGISTERED NOTES TENDERED

CERTIFICATE NUMBER(S) (IF KNOWN) OF
UNREGISTERED NOTES OR ACCOUNT NUMBER                    AGGREGATE PRINCIPAL               AGGREGATE PRINCIPAL
AT THE BOOK-ENTRY FACILITY                              AMOUNT REPRESENTED                  AMOUNT TENDERED
------------------------------------                    -------------------               -------------------
-----------------------------------------------   ------------------------------    ------------------------------

-----------------------------------------------   ------------------------------    ------------------------------

-----------------------------------------------   ------------------------------    ------------------------------

                                                           Total: ---------------            Total: ---------------

PLEASE SIGN AND COMPLETE

Signature(s):-------------------------------------------------------------------------------- Name(s):------------------------------
Address:-------------------------------------------------------------------------------- Capacity (full title), if signing in a representative
-------------------------------------------------------------------------------- capacity:------------------------------------------
                                       (ZIP CODE)

Area Code and Telephone
Number:-------------------------------------------------------------------------


Dated:-------------------------------------------------------------------------------- Taxpayer Identification or Social Security
                                                    Number:-------------------------------------------------------------------------

THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees
(a) that the above named person(s) "own(s)" the Unregistered Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Unregistered Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Unregistered Notes tendered hereby or confirmation of book-entry transfer of such Unregistered Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:                                     ----------------------------------------
  ----------------------------------------        (AUTHORIZED SIGNATURE)
Address:                                          Name:
  ----------------------------------------        ----------------------------------------
----------------------------------------          Title:
                                                  ----------------------------------------
----------------------------------------          Date:
                                                  ----------------------------------------
AREA CODE AND TELEPHONE NO.

NOTE: DO NOT SEND CERTIFICATES OF UNREGISTERED NOTES WITH THIS FORM. CERTIFICATES OF UNREGISTERED NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

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